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Exhibit 10.35

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

        This Second Amendment to Third Amended and Restated Credit Agreement (this "Agreement") is entered into this 10th day of November, 2003 among PORTOLA PACKAGING,  INC., a Delaware corporation, as Borrower, and HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), for itself, as Agent, Issuing Lender and Lender.

W I T N E S S E T H:

        WHEREAS, Borrower and Heller, as Agent, Issuing Lender and a Lender, are parties to that certain Third Amended and Restated Credit Agreement dated as of September 29, 2000 (as heretofore amended, the "Credit Agreement");

        WHEREAS, Borrower has requested that the Credit Agreement be amended as set forth herein, and Heller is willing to amend the Credit Agreement upon the terms and subject to the conditions set forth herein;

        NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and in the Credit Agreement, the parties agree as follows:

Section 1.    Definitions.    Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein.

Section 2.    Amendments to Credit Agreement.    Subject to the satisfaction of the terms and conditions set forth herein, the amendment to the Credit Agreement set forth in this Section 2 shall become effective as of the date hereof.

2.1    Section 1.1(A) of the Credit Agreement is hereby amended by deleting the phrase "August 31, 2004" in the second line thereof and inserting the phrase "September 7, 2004" in place thereof.

Section 3.    Conditions.    The effectiveness of this Agreement is subject to Borrower's satisfaction of the following conditions on or before the date hereof in a manner satisfactory to the Agent:

3.1    Deliveries.    The Agent shall have received a copy of this Agreement, in form and substance satisfactory to the Agent, duly executed by all parties thereto.

3.2    Continuation of Representations and Warranties.    The representations and warranties made by the Loan Parties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereto with the same effect as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

Section 4.    Representations and Warranties of Borrower.    Borrower represents and warrants that:

  (i)
  the execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

  (ii)
  each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

  (iii)
  the execution, delivery and performance of this Agreement shall not contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound.

Secton 5.    Reference To And Effect Upon The Credit Agreement.

  (i)
  Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

  (ii)
  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document or any Default or Event of Default under the Credit Agreement, except as specifically set forth herein.

Section 6.    Costs And Expenses.    Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement.

Section 7.    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

Section 8.    Headings.    Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

Section 9.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

PORTOLA PACKAGING, INC.
By:	/s/ DENNIS L. BERG Dennis L. Berg
Title:	Vice President and Chief Financial Officer
HELLER FINANCIAL, INC., as Agent, Issuing Lender and Lender
By:	/s/ ROBERT PIERCE Robert Pierce
Title:	Duly Authorized Signatory

(Signature Page to Consent Agreement)

CONSENT AND REAFFIRMATION (SUBSIDIARY GUARANTORS)

        Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Credit Agreement; (ii) consents to Borrower's execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders and reaffirms that such guaranty is and shall continue to remain in full force and effect and that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of such guaranty and such other Loan Documents; and (iv) confirms that, as of the date hereof, it does not have, and hereby waives, remises and releases any claims or causes of action of any kind against Agent or any of the Lenders or any of their officers, directors, employees, agents, attorneys, or any of the Lenders or any of their officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors, or assigns relating in any way to any event, circumstance, action, or omission relative to any of the Loan Documents or any transaction contemplated thereby, from the beginning of time through the date hereof. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, each of the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or consent to future Agreements or waivers, and nothing herein shall create such a duty.

        IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of such Agreement.

PORTOLA PACKAGING LTD.
By:	/s/ JAMES A. TAYLOR
Name:	James A. Taylor
Title:	Director
PORTOLA PACKAGING CANADA LTD./ EMBALLAGES PORTOLA CANADA LTEE
By:	/s/ DENNIS L. BERG
Name:	Dennis L. Berg
Title:	Vice President and Chief Financial Officer
PORTOLA ALLIED TOOL, INC.
By:	/s/ DENNIS L. BERG
Name:	Dennis L. Berg
Title:	Vice President and Chief Financial Officer
PORTOLA PACKAGING LIMITED (U.K.)
By:	/s/ JAMES A. TAYLOR
Name:	James A. Taylor
Title:	Director
ATLANTIC PACKAGING SALES LLC
By:	/s/ DENNIS L. BERG
Name:	Dennis L. Berg
Title:	Vice President and Chief Financial Officer
TECH INDUSTRIES, INC.
By:	/s/ DENNIS L. BERG
Name:	Dennis L. Berg
Title:	Vice President and Chief Financial Officer
PORTOLA PACKAGING MEXICO, S.A. de C.V.
By:	/s/ JAMES A. TAYLOR
Name:	James A. Taylor
Title:	Director

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SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
W I T N E S S E T H
CONSENT AND REAFFIRMATION (SUBSIDIARY GUARANTORS)